--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):

                                September 7, 1999


                           LAL MIAMI ENTERPRISES, INC.
                           ---------------------------
             (Exact name of registrant as specified in this charter)



        Nevada                            0-26359                59-3356011
        ------                            -------                ----------
(State or other jurisdiction            (Commission            (IRS Employer
of incorporation                        File Number)         Identification No.)




                  7695 S.W. 104th Streer, Miami, Florida 33131
                  --------------------------------------------
              (Address and Zip Code of Principal Executive Offices)

Issuer's Telephone Number: (305) 663-3333


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Item 1. Changes in control of registrant.

         Not Applicable.

Item 2. Acquisition or disposition of assets.

         Not Applicable

Item 3. Bankruptcy or receivership.

         Not applicable.

Item 4. Changes in Registrant's Certifying Accountant

         Not Applicable

Item 5. Other events.

         On September 7, 1999, Michael H. Fridovich was elected as the Company's sole director and officer. Mr. Fridovich succeeded Eric P. Littman in these positions following the resignation of Mr. Littman as an officer and director of the Company.


Item 6. Resignation of registrant's directors.

         On September 7, 1999, Eric P. Littman resigned as a director and officer of the Company. The resignation was not due to any disagreement the Company on any matter relating to the Company's operations, policies or practices.


Item 7.  Financial Statement and Exhibits.

         Not applicable

Item 8.  Change in Fiscal Year

         Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           LAL Miami Enterprises, Inc.
                           ---------------------------
                                  (Registrant)




                           By: /s/ Michael H. Fridovich
                              ---------------------------------
                              Michael H. Fridovich, President




Dated: September 7, 1999.

                                       3